UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

July 18, 2025

Date of Report

(Date of earliest event reported)

GENWORTH FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32195	80-0873306
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11011 West Broad Street, Glen Allen, VA	23060
(Address of principal executive offices)	(Zip Code)

(804) 281-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GNW	NYSE (New York Stock Exchange)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.04.	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

Genworth Financial, Inc. (the “Company”) received notice regarding a blackout period for the Company’s Retirement and Savings Plan (the “Genworth Plan”). The Genworth Plan will be transitioning certain recordkeeping services from Alight Solutions to Fidelity Investments beginning August 1, 2025. As a result of this transition, there will be a blackout period during which participants and beneficiaries in the Genworth Plan will be temporarily unable to change their contribution rate, direct or diversify investments in their individual accounts (including transfers into or out of Genworth Financial, Inc. common stock), or obtain a loan, withdrawal or distribution from their Genworth Plan account. The blackout period is expected to begin at 4:00 p.m. Eastern Time on July 25, 2025, and end during the week of August 24, 2025 (the “Blackout Period”).

On July 18, 2025, the Company sent a notice (the “Blackout Notice”) to its directors and executive officers pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 and Section 104 of Regulation BTR under the Securities Exchange Act of 1934, as amended. The Blackout Notice informed directors and executive officers that during the Blackout Period, they will be prohibited from directly or indirectly purchasing, selling or otherwise acquiring or transferring any common stock of the Company acquired in connection with their service as a director or employment as an executive officer.

A copy of the Blackout Notice is attached as Exhibit 99.1 and is incorporated by reference in this Current Report on Form 8-K. During the Blackout Period and for a period of two years after the ending date of the Blackout Period, security holders or other interested persons may obtain, without charge, information about the actual beginning and ending dates of the Blackout Period and other information regarding the Blackout Period by contacting David Kurzawa, Chief Securities Counsel by telephone at 804-662-2632, or by mail at 11011 West Broad Street, Glen Allen, Virginia 23060.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Notice Provided to Directors and Executive Officers of Genworth Financial, Inc., dated July 18, 2025

104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENWORTH FINANCIAL, INC.

Date: July 18, 2025	By:	/s/ Michael J. McCullough
Michael J. McCullough
Senior Vice President and Corporate Secretary